                      SETTLEMENT AGREEMENT AND ASSIGNMENT
                      -----------------------------------


This Agreement made the 29th day of December 1997, between The Aetna Casualty
                        ----
and Surety Company and the Federal Insurance Company, hereinafter referred to as "Surety", Network Six Inc., hereinafter referred to as "NSI", and Lockheed Martin IMS Corporation, hereinafter referred to as "Lockheed".

WHEREAS, Surety issued a payment and performance bond on behalf of NSI for Hawaii's Development and implementation of a Statewide Comprehensive Automated Child Support System.

WHEREAS, the State of Hawaii has terminated NSI's contract for the Development and Implementation of a Statewide Comprehensive Automated Child Support System, hereinafter referred to as "Project" and NSI has commenced litigation against the State of Hawaii for breech of contract and improper termination.

WHEREAS, Surety received a payment bond claim from Unisys Corporation for unpaid equipment in the amount of $889,248.59.

WHEREAS, Surety investigated, verified, settled and paid such claim in an amount of $842,238.78.

WHEREAS, in consideration of paying Unisys Corporation $842,238.78, Surety was given a full and final release of claim of Surety and NSI.

WHEREAS, in consideration of paying Unisys Corporation $842,238.78, Surety was given an assignment of any and all rights of Unisys against NSI.

WHEREAS, NSI has an obligation to immediately reimburse Surety for all loss, cost, and expense realized as a result of Surety issuing said payment and performance bond both by contract and by common law.

WHEREAS, Lockheed, as third party Indemnitor agreed to indemnify Surety for any loss, cost, and expense realized as a result of Surety issuing said payment and performance bond if and when NSI was unable to reimburse Surety.

WHEREAS, the obligation to reimburse Surety primarily belongs to NSI and secondarily belongs to Lockheed.

WHEREAS, Lockheed has or will reimburse the Surety $842,238.78 as full and final settlement of said indemnity obligation.

WHEREAS, the Surety, NSI and Lockheed wish to assign all of the Surety's rights of reimbursement against NSI however derived to Lockheed and enter into an arrangement in which NSI reimburses Lockheed $842,238.78 with interest over time.

NOW THEREFORE, in consideration of the promises and mutual covenants, benefits and detriments contained herein, intending to be legally bound, the parties do hereby agree as follows:

1. Surety assigns all of its rights against NSI relating to the payment of the Unisys claim toLockheed.

2. Surety retains all of its right of indemnity against NSI and Lockheed for any and all loss, cost, and expense stemming from any further liability not yet known, but otherwise releases NSI and Lockheed for liability borne out of the Project except for the obligations under this agreement.

3. NSI agrees to execute a promissory note in favor of Lockheed (attached hereto and incorporated herein (exhibit 1)), in which NSI agrees to pay Lockheed $842,238.78 plus interest.

4. Said Promissory Note shall be paid in accordance with the payment amounts and interest rates found in the payment schedule attached hereto and incorporated herein (exhibit 2).

5. NSI shall be obligated to reimburse Lockheed the remaining principal balance within 15 days of receipt of funds if NSI settles or wins its litigation against the State of Hawaii. This provision is only effective if the amount received by NSI as a result of the dispute with the State of Hawaii is more than $350,000.00. If the amount of the settlement or award is greater than $350,000.00, but less than the balance of money owed to Lockheed, NSI is only obligated to immediately pay the amount of money received over and above the $350,000.00. The balance shall be paid according to the payment schedule.

6. NSI is precluded from further assigning its rights against the State of Hawaii to anyone in a manner that would impair Lockheed's right to be paid therefrom without first obtaining written consent from Lockheed. NSI is permitted to substitute one creditor for another on any preexisting collateral assignment of its rights against Hawaii, so long as such substitution does not increase the value of the assignment.

7. NSI shall provide Lockheed with a report at least every three months updating Lockheed on the status of the litigation until its conclusion. Such report shall be limited to public information that is material to the status of the litigation.

8. Lockheed and NSI release the Surety from any and all known liability and obligations except for the obligations under this agreement.

9. If NSI has not favorably settled the litigation for an amount greater than $350,000.00, NSI shall have the option but not the obligation to pay the principal balance owed to Lockheed early. If NSI pays the entire principal balance off in full in the first 12 months of the repayment schedule, NSI shall be entitled to a 7% discount of the principal amount. If NSI pays the entire principal balance off during months 13 through 24 of the repayment schedule, NSI shall be entitled to a 5% discount of the principal amount. If NSI pays the entire principal balance off during months 25 through 36 of the repayment schedule, NSI shall be entitled to a 2.5% discount of the principal amount. If NSI pays the entire principal balance off during months 37 through 42 of the repayment schedule, NSI shall be entitled to a 1.5% discount of the principal amount. If the entire principal balance is paid early, no future interest shall accrue or be paid.

10. The rights and obligations contained in this agreement shall be binding upon the successors and assigns of the parties.

IN WITNESS WHEREOF THE PARTIES HERETO have hereby executed this Settlement Agreement the date shown beside their signature.

Aetna Casualty and Surety Company
Federal Insurance Company


BY: /s/ Nicholas Seminara      Date:  12/23/97      /s/ Sherri L. Monteira
   -----------------------           ----------     ------------------------
    Nicholas Seminara                                   Notary
    Claim Counsel



Network Six Inc.


BY: /s/ Kenneth Kirsch         Date:  12/24/97      /s/ Janet S. Cherms
   --------------------              ----------     ---------------------
    Kenneth Kirsch                                      Notary
    President and Chief
     Executive Officer



Lockheed Martin IMS Corporation


BY: /s/ Robert F. Downing      Date:  12/29/97      /s/ Judith A. Puentes
   -----------------------           ----------    -----------------------
Name:   Robert F. Downing                               Notary
Title:  General Counsel

                                     NOTE
                                     ----


     For value received Network Six Inc., its successors and assigns unconditionally promise to pay to the order of Lockheed Martin IMS, Eight Hundred, Forty Two Thousand, Two Hundred, Thirty-eight dollars and no cents, ($842,238.00) plus interest at the rates set forth in the payment schedule attached hereto and incorporated herein. Interest and principal payments are set forth in the attached schedule and shall commence one month from the date hereof. Should Network Six Inc. fail to make any payment within 10 days of when due for any reason whatsoever (including without limitation the filing of voluntary or involuntary bankruptcy proceedings): (a) the unpaid principal balance and unpaid interest as set forth in the attached payment schedule at the time of such failure to pay, together with an acceleration fee of 5% of such unpaid principal balance, shall be immediately due and payable; and (b) the holder of this Note shall have the unconditional right to confess judgment against Network Six Inc. for the principal unpaid balance and the acceleration fee referenced above, together with all costs, expenses and attorney's fees incurred by the holder in perfecting or enforcing such judgment.

     This Note arises out of a certain Settlement Agreement and Assignment amongst Aetna Casualty and Surety Company and the Federal Insurance Company, Network Six Inc. and Lockheed Martin IMS Corporation and is subject to the terms of said agreement, including but not limited to terms providing for acceleration of payment and discount for prepayment.

     This Note suspends but does not extinguish the underlying obligation for which it is given. The "underlying obligation" is set forth in paragraphs three and four of the aforementioned agreement. The giving, taking, negotiation, acceptance, payment, or dishonor of this Note shall in no way alter the form, character or quality of this Note or such underlying obligation, including the dischargeability status of the Note or such underlying obligation under 11 U.S.
C. & 523. Further, Network Six Inc. hereby waives the right to assert any statute of limitation defense or statute of repose defense to this Note or to the underlying obligation.


MAKER:                                 Network Six Inc.


Attest:__________________              By: /s/ Kenneth C. Kirsch
                                          ----------------------------
Print name                             Print name   Kenneth C. Kirsch
and title                              and title    President & CEO


Sworn to before me this day of 24th  day of December ,1997.
                              ------        --------  ----

/s/ Janet S. Cherms
---------------------
Notary Public
My Commission Expires:
     7-24-01


Exhibit 1

----------------------------------------------------------------------------------------------------------
Payment Number          Interest Rate (%)          Principal            Interest             Amount Due
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
     1                            5%                                    $  3,509.33          $    3,509.33
----------------------------------------------------------------------------------------------------------
     2                            5%                                    $  3,509.33          $    3,509.33
----------------------------------------------------------------------------------------------------------
     3                            5%                                    $  3,509.33          $    3,509.33
----------------------------------------------------------------------------------------------------------
     4                            5%                                    $  3,509.33          $    3,509.33
----------------------------------------------------------------------------------------------------------
     5                            5%                                    $  3,509.33          $    3,509.33
----------------------------------------------------------------------------------------------------------
     6                            5%                                    $  3,509.33          $    3,509.33
----------------------------------------------------------------------------------------------------------
     7                            5%                                    $  3,509.33          $    3,509.33
----------------------------------------------------------------------------------------------------------
     8                            5%                                    $  3,509.33          $    3,509.33
----------------------------------------------------------------------------------------------------------
     9                            5%                                    $  3,509.33          $    3,509.33
----------------------------------------------------------------------------------------------------------
    10                            5%                                    $  3,509.33          $    3,509.33
----------------------------------------------------------------------------------------------------------
    11                            5%                                    $  3,509.33          $    3,509.33
----------------------------------------------------------------------------------------------------------
    12                            5%               $100,000.00          $  3,509.33          $  103,509.33
----------------------------------------------------------------------------------------------------------
    13                            6%                                    $  3,711.20          $    3,711.20
----------------------------------------------------------------------------------------------------------
    14                            6%                                    $  3,711.20          $    3,711.20
----------------------------------------------------------------------------------------------------------
    15                            6%                                    $  3,711.20          $    3,711.20
----------------------------------------------------------------------------------------------------------
    16                            6%                                    $  3,711.20          $    3,711.20
----------------------------------------------------------------------------------------------------------
    17                            6%                                    $  3,711.20          $    3,711.20
----------------------------------------------------------------------------------------------------------
    18                            6%                                    $  3,711.20          $    3,711.20
----------------------------------------------------------------------------------------------------------
    19                            6%                                    $  3,711.20          $    3,711.20
----------------------------------------------------------------------------------------------------------
    20                            6%                                    $  3,711.20          $    3,711.20
----------------------------------------------------------------------------------------------------------
    21                            6%                                    $  3,711.20          $    3,711.20
----------------------------------------------------------------------------------------------------------
    22                            6%                                    $  3,711.20          $    3,711.20
----------------------------------------------------------------------------------------------------------
    23                            6%                                    $  3,711.20          $    3,711.20
----------------------------------------------------------------------------------------------------------
    24                            6%               $200,000.00          $  3,711.20          $  203,711.20
----------------------------------------------------------------------------------------------------------
    25                            7.50%                                 $  3,388.99          $    3,388.99
----------------------------------------------------------------------------------------------------------
    26                            7.50%                                 $  3,388.99          $    3,388.99
----------------------------------------------------------------------------------------------------------
    27                            7.50%                                 $  3,388.99          $    3,388.99
----------------------------------------------------------------------------------------------------------
    28                            7.50%                                 $  3,388.99          $    3,388.99
----------------------------------------------------------------------------------------------------------
    29                            7.50%                                 $  3,388.99          $    3,388.99
----------------------------------------------------------------------------------------------------------
    30                            7.50%                                 $  3,388.99          $    3,388.99
----------------------------------------------------------------------------------------------------------
    31                            7.50%                                 $  3,388.99          $    3,388.99
----------------------------------------------------------------------------------------------------------
    32                            7.50%                                 $  3,388.99          $    3,388.99
----------------------------------------------------------------------------------------------------------
    33                            7.50%                                 $  3,388.99          $    3,388.99
----------------------------------------------------------------------------------------------------------
    34                            7.50%                                 $  3,388.99          $    3,388.99
----------------------------------------------------------------------------------------------------------
    35                            7.50%                                 $  3,388.99          $    3,388.99
----------------------------------------------------------------------------------------------------------
    36                            7.50%            $200,000.00          $  3,388.99          $  203,388.99
----------------------------------------------------------------------------------------------------------
    37                            9%                                    $  2,566.79          $    2,566.79
----------------------------------------------------------------------------------------------------------
    38                            9%                                    $  2,566.79          $    2,566.79
----------------------------------------------------------------------------------------------------------
    39                            9%                                    $  2,566.79          $    2,566.79
----------------------------------------------------------------------------------------------------------
    40                            9%                                    $  2,566.79          $    2,566.79
----------------------------------------------------------------------------------------------------------
    41                            9%                                    $  2,566.79          $    2,566.79
----------------------------------------------------------------------------------------------------------
    42                            9%                                    $  2,566.79          $    2,566.79
----------------------------------------------------------------------------------------------------------
    43                            9%                                    $  2,566.79          $    2,566.79
----------------------------------------------------------------------------------------------------------
    44                            9%                                    $  2,566.79          $    2,566.79
----------------------------------------------------------------------------------------------------------
    45                            9%                                    $  2,566.79          $    2,566.79
----------------------------------------------------------------------------------------------------------
    46                            9%                                    $  2,566.79          $    2,566.79
----------------------------------------------------------------------------------------------------------
    47                            9%                                    $  2,566.79          $    2,566.79
----------------------------------------------------------------------------------------------------------
    48                            9%               $342,239.00          $  2,566.79          $  344,805.79
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
TOTAL                                              $842,239.00          $158,115.73          $1,000,354.73
----------------------------------------------------------------------------------------------------------